CMO GS 5F60V2 P1	Goldman Sachs
Scenario Report (Intex)

CUSIP	Monthly	As Of	5/05	Pricing	5/2/05	Original	148,083,000.00
Description:	Accretion Directed,Senior,Pac			Settle	5/26/05	Balance	148,083,000.00
Coupon:	4.500%			Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 6.00 WAC 6.15 WAM 346 WALA 11			Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05= 4/05= 3/05= 3mo= 6mo= 12mo= SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		500	100	200	300	400	600	800	1000
	Av Life	2.294	4.399	2.790	2.655	2.655	1.987	1.570	1.303
Price	Window	6/05-11/09	6/05-10/14	6/05-5/11	6/05-5/11	6/05-5/11	6/05-2/09	6/05-3/08	6/05-8/07
99-08	Yield	4.756	4.662	4.721	4.730	4.730	4.787	4.848	4.908
99-08+	Yield	4.749	4.657	4.715	4.723	4.723	4.779	4.837	4.895
99-09	Yield	4.742	4.653	4.709	4.717	4.717	4.770	4.827	4.883
99-09+	Yield	4.734	4.649	4.703	4.710	4.710	4.762	4.816	4.870
99-10	Yield	4.727	4.645	4.697	4.704	4.704	4.753	4.806	4.857
99-10+	Yield	4.719	4.641	4.690	4.697	4.697	4.744	4.795	4.844
99-11	Yield	4.712	4.637	4.684	4.691	4.691	4.736	4.784	4.832
99-11+	Yield	4.704	4.632	4.678	4.684	4.684	4.727	4.774	4.819
99-12	Yield	4.697	4.628	4.672	4.678	4.678	4.719	4.763	4.806
99-12+	Yield	4.689	4.624	4.665	4.671	4.671	4.710	4.752	4.794
99-13	Yield	4.682	4.620	4.659	4.665	4.665	4.702	4.742	4.781
99-13+	Yield	4.675	4.616	4.653	4.658	4.658	4.693	4.731	4.768
99-14	Yield	4.667	4.612	4.647	4.652	4.652	4.685	4.720	4.755
99-14+	Yield	4.660	4.608	4.640	4.645	4.645	4.676	4.710	4.743
99-15	Yield	4.652	4.604	4.634	4.639	4.639	4.668	4.699	4.730
99-15+	Yield	4.645	4.599	4.628	4.632	4.632	4.659	4.689	4.717
99-16	Yield	4.637	4.595	4.622	4.626	4.626	4.651	4.678	4.705
99-16+	Yield	4.630	4.591	4.616	4.619	4.619	4.642	4.667	4.692
99-17	Yield	4.623	4.587	4.609	4.613	4.613	4.634	4.657	4.679
99-17+	Yield	4.615	4.583	4.603	4.606	4.606	4.625	4.646	4.667
99-18	Yield	4.608	4.579	4.597	4.600	4.600	4.617	4.636	4.654
99-18+	Yield	4.600	4.575	4.591	4.593	4.593	4.608	4.625	4.641
99-19	Yield	4.593	4.570	4.585	4.587	4.587	4.600	4.614	4.629
99-19+	Yield	4.585	4.566	4.578	4.580	4.580	4.592	4.604	4.616
99-20	Yield	4.578	4.562	4.572	4.574	4.574	4.583	4.593	4.603
99-20+	Yield	4.571	4.558	4.566	4.567	4.567	4.575	4.583	4.590
99-21	Yield	4.563	4.554	4.560	4.561	4.561	4.566	4.572	4.578
99-21+	Yield	4.556	4.550	4.554	4.554	4.554	4.558	4.561	4.565
99-22	Yield	4.548	4.546	4.547	4.548	4.548	4.549	4.551	4.553
99-22+	Yield	4.541	4.542	4.541	4.541	4.541	4.541	4.540	4.540
99-23	Yield	4.533	4.537	4.535	4.535	4.535	4.532	4.530	4.527
99-23+	Yield	4.526	4.533	4.529	4.528	4.528	4.524	4.519	4.515
99-24	Yield	4.519	4.529	4.523	4.522	4.522	4.515	4.509	4.502

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer.  Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may   be obtained upon request.

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

CMO GS 5F60V3 P1	Goldman Sachs
Scenario Report (Intex)

CUSIP	Monthly			As Of	5/05	Pricing	5/2/05	Original	142,000,000.00
Description:	Accretion Directed,Senior,Pac					Settle	5/26/05	Balance	142,000,000.00
Coupon:	4.500%					Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 6.00	WAC 6.15	WAM 346	WALA 11		Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		500	100	200	300	400	600	800	1000
	Av Life	2.448	4.912	2.923	2.457	2.457	2.187	1.748	1.455
Price	Window	6/05-6/10	6/05-3/16	6/05-8/11	6/05-6/10	6/05-6/10	6/05-8/09	6/05-7/08	6/05-11/07
99-08	Yield	4.744	4.651	4.714	4.744	4.744	4.766	4.818	4.871
99-08+	Yield	4.737	4.647	4.708	4.737	4.737	4.758	4.809	4.860
99-09	Yield	4.730	4.643	4.702	4.730	4.730	4.751	4.799	4.848
99-09+	Yield	4.723	4.639	4.696	4.723	4.723	4.743	4.790	4.837
99-10	Yield	4.716	4.636	4.690	4.716	4.716	4.735	4.780	4.825
99-10+	Yield	4.709	4.632	4.684	4.709	4.709	4.727	4.770	4.814
99-11	Yield	4.702	4.628	4.678	4.702	4.702	4.719	4.761	4.803
99-11+	Yield	4.695	4.624	4.672	4.695	4.695	4.712	4.751	4.791
99-12	Yield	4.688	4.621	4.666	4.688	4.688	4.704	4.742	4.780
99-12+	Yield	4.681	4.617	4.660	4.681	4.681	4.696	4.732	4.768
99-13	Yield	4.674	4.613	4.654	4.674	4.674	4.688	4.722	4.757
99-13+	Yield	4.667	4.609	4.648	4.667	4.667	4.681	4.713	4.745
99-14	Yield	4.660	4.606	4.642	4.660	4.660	4.673	4.703	4.734
99-14+	Yield	4.653	4.602	4.636	4.653	4.653	4.665	4.694	4.723
99-15	Yield	4.646	4.598	4.630	4.646	4.646	4.657	4.684	4.711
99-15+	Yield	4.639	4.594	4.624	4.639	4.639	4.649	4.674	4.700
99-16	Yield	4.632	4.590	4.619	4.632	4.632	4.642	4.665	4.688
99-16+	Yield	4.625	4.587	4.613	4.625	4.625	4.634	4.655	4.677
99-17	Yield	4.618	4.583	4.607	4.618	4.618	4.626	4.646	4.665
99-17+	Yield	4.611	4.579	4.601	4.611	4.611	4.618	4.636	4.654
99-18	Yield	4.604	4.575	4.595	4.604	4.604	4.611	4.627	4.643
99-18+	Yield	4.597	4.572	4.589	4.597	4.597	4.603	4.617	4.631
99-19	Yield	4.590	4.568	4.583	4.590	4.590	4.595	4.607	4.620
99-19+	Yield	4.583	4.564	4.577	4.583	4.583	4.587	4.598	4.608
99-20	Yield	4.576	4.560	4.571	4.576	4.576	4.580	4.588	4.597
99-20+	Yield	4.569	4.557	4.565	4.569	4.569	4.572	4.579	4.586
99-21	Yield	4.562	4.553	4.559	4.562	4.562	4.564	4.569	4.574
99-21+	Yield	4.555	4.549	4.553	4.555	4.555	4.556	4.560	4.563
99-22	Yield	4.548	4.545	4.547	4.548	4.548	4.549	4.550	4.551
99-22+	Yield	4.541	4.542	4.541	4.541	4.541	4.541	4.540	4.540
99-23	Yield	4.534	4.538	4.535	4.534	4.534	4.533	4.531	4.529
99-23+	Yield	4.527	4.534	4.529	4.527	4.527	4.525	4.521	4.517
99-24	Yield	4.519	4.529	4.523	4.522	4.522	4.515	4.509	4.502

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer.  Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may   be obtained upon request.

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

CMO GS 5F60V5 P1	Goldman Sachs
Scenario Report (Intex)

CUSIP	Monthly			As Of	5/05	Pricing	5/2/05	Original	148,083,000.00
Description:	Accretion Directed,Senior,Pac					Settle	5/26/05	Balance	148,083,000.00
Coupon:	4.500%					Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 6.00	WAC 6.32	WAM 346		WALA 11	Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		500	100	200	300	400	600	800	1000
	Av Life	2.295	4.417	2.796	2.655	2.655	1.988	1.571	1.304
Price	Window	6/05-11/09	6/05-11/14	6/05-5/11	6/05-5/11	6/05-5/11	6/05-2/09	6/05-3/08	6/05-8/07
99-08	Yield	4.756	4.661	4.721	4.730	4.730	4.787	4.848	4.908
99-08+	Yield	4.749	4.657	4.715	4.723	4.723	4.778	4.837	4.895
99-09	Yield	4.741	4.653	4.709	4.717	4.717	4.770	4.827	4.883
99-09+	Yield	4.734	4.649	4.702	4.710	4.710	4.761	4.816	4.870
99-10	Yield	4.727	4.645	4.696	4.704	4.704	4.753	4.805	4.857
99-10+	Yield	4.719	4.640	4.690	4.697	4.697	4.744	4.795	4.844
99-11	Yield	4.712	4.636	4.684	4.691	4.691	4.736	4.784	4.832
99-11+	Yield	4.704	4.632	4.678	4.684	4.684	4.727	4.774	4.819
99-12	Yield	4.697	4.628	4.671	4.678	4.678	4.719	4.763	4.806
99-12+	Yield	4.689	4.624	4.665	4.671	4.671	4.710	4.752	4.793
99-13	Yield	4.682	4.620	4.659	4.665	4.665	4.702	4.742	4.781
99-13+	Yield	4.674	4.616	4.653	4.658	4.658	4.693	4.731	4.768
99-14	Yield	4.667	4.612	4.646	4.652	4.652	4.685	4.720	4.755
99-14+	Yield	4.660	4.607	4.640	4.645	4.645	4.676	4.710	4.743
99-15	Yield	4.652	4.603	4.634	4.639	4.639	4.668	4.699	4.730
99-15+	Yield	4.645	4.599	4.628	4.632	4.632	4.659	4.689	4.717
99-16	Yield	4.637	4.595	4.622	4.626	4.626	4.651	4.678	4.705
99-16+	Yield	4.630	4.591	4.615	4.619	4.619	4.642	4.667	4.692
99-17	Yield	4.622	4.587	4.609	4.613	4.613	4.634	4.657	4.679
99-17+	Yield	4.615	4.583	4.603	4.606	4.606	4.625	4.646	4.667
99-18	Yield	4.608	4.579	4.597	4.600	4.600	4.617	4.636	4.654
99-18+	Yield	4.600	4.574	4.591	4.593	4.593	4.608	4.625	4.641
99-19	Yield	4.593	4.570	4.584	4.587	4.587	4.600	4.614	4.628
99-19+	Yield	4.585	4.566	4.578	4.580	4.580	4.591	4.604	4.616
99-20	Yield	4.578	4.562	4.572	4.574	4.574	4.583	4.593	4.603
99-20+	Yield	4.571	4.558	4.566	4.567	4.567	4.575	4.583	4.590
99-21	Yield	4.563	4.554	4.560	4.561	4.561	4.566	4.572	4.578
99-21+	Yield	4.556	4.550	4.554	4.554	4.554	4.558	4.561	4.565
99-22	Yield	4.548	4.546	4.547	4.548	4.548	4.549	4.551	4.553
99-22+	Yield	4.541	4.542	4.541	4.541	4.541	4.541	4.540	4.540
99-23	Yield	4.534	4.537	4.535	4.535	4.535	4.532	4.530	4.527
99-23+	Yield	4.526	4.533	4.529	4.528	4.528	4.524	4.519	4.515

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer.  Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may   be obtained upon request.

CMO GS 5F60V4 P1	Goldman Sachs
Scenario Report (Intex)

CUSIP	Monthly			As Of	5/05	Pricing	5/2/05	Original	142,000,000.00
Description:	Accretion Directed,Senior,Pac					Settle	5/26/05	Balance	142,000,000.00
Coupon:	4.500%					Next Proj	6/25/05	Factor	1.00000000
Collateral:	Cpn 6.00	WAC 6.32	WAM 346	WALA 11		Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		500	100	200	300	400	600	800	1000
	Av Life	2.449	4.937	2.931	2.457	2.457	2.188	1.749	1.455
Price	Window	6/05-6/10	6/05-4/16	6/05-8/11	6/05-6/10	6/05-6/10	6/05-8/09	6/05-7/08	6/05-11/07
99-08	Yield	4.744	4.650	4.714	4.744	4.744	4.766	4.818	4.871
99-08+	Yield	4.737	4.647	4.708	4.737	4.737	4.758	4.809	4.860
99-09	Yield	4.730	4.643	4.702	4.730	4.730	4.750	4.799	4.848
99-09+	Yield	4.723	4.639	4.696	4.723	4.723	4.743	4.789	4.837
99-10	Yield	4.716	4.635	4.690	4.716	4.716	4.735	4.780	4.825
99-10+	Yield	4.709	4.632	4.684	4.709	4.709	4.727	4.770	4.814
99-11	Yield	4.702	4.628	4.678	4.702	4.702	4.719	4.761	4.802
99-11+	Yield	4.695	4.624	4.672	4.695	4.695	4.712	4.751	4.791
99-12	Yield	4.688	4.620	4.666	4.688	4.688	4.704	4.741	4.780
99-12+	Yield	4.681	4.617	4.660	4.681	4.681	4.696	4.732	4.768
99-13	Yield	4.674	4.613	4.654	4.674	4.674	4.688	4.722	4.757
99-13+	Yield	4.667	4.609	4.648	4.667	4.667	4.680	4.713	4.745
99-14	Yield	4.660	4.605	4.642	4.660	4.660	4.673	4.703	4.734
99-14+	Yield	4.653	4.602	4.636	4.653	4.653	4.665	4.694	4.722
99-15	Yield	4.646	4.598	4.630	4.646	4.646	4.657	4.684	4.711
99-15+	Yield	4.639	4.594	4.624	4.639	4.639	4.649	4.674	4.700
99-16	Yield	4.632	4.590	4.618	4.632	4.632	4.642	4.665	4.688
99-16+	Yield	4.625	4.587	4.612	4.625	4.625	4.634	4.655	4.677
99-17	Yield	4.618	4.583	4.606	4.618	4.618	4.626	4.646	4.665
99-17+	Yield	4.611	4.579	4.601	4.611	4.611	4.618	4.636	4.654
99-18	Yield	4.604	4.575	4.595	4.604	4.604	4.611	4.626	4.643
99-18+	Yield	4.597	4.572	4.589	4.597	4.597	4.603	4.617	4.631
99-19	Yield	4.590	4.568	4.583	4.590	4.590	4.595	4.607	4.620
99-19+	Yield	4.583	4.564	4.577	4.583	4.583	4.587	4.598	4.608
99-20	Yield	4.576	4.560	4.571	4.576	4.576	4.580	4.588	4.597
99-20+	Yield	4.569	4.557	4.565	4.569	4.569	4.572	4.579	4.586
99-21	Yield	4.562	4.553	4.559	4.562	4.562	4.564	4.569	4.574
99-21+	Yield	4.555	4.549	4.553	4.555	4.555	4.556	4.560	4.563
99-22	Yield	4.548	4.545	4.547	4.548	4.548	4.549	4.550	4.551
99-22+	Yield	4.541	4.542	4.541	4.541	4.541	4.541	4.540	4.540
99-23	Yield	4.534	4.538	4.535	4.534	4.534	4.533	4.531	4.529
99-23+	Yield	4.527	4.534	4.529	4.527	4.527	4.525	4.521	4.517
99-24	Yield	4.527	4.534	4.529	4.527	4.527	4.525	4.521	4.517

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the collateral furnished by the issuer.  Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may   be obtained upon request.